COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC. (PISHX)

Supplement dated December 12, 2024 to

Summary Prospectus and Prospectus dated March 1, 2024

Statement of Additional Information dated September 1, 2024

Effective close of business on January 31, 2025, Robert Kastoff will be added as a portfolio manager of the Fund. As of October 31, 2024, Robert Kastoff did not beneficially own shares of equity securities of the Fund.

Accordingly, the section titled “Investment Management—Portfolio Managers” of the Fund’s Summary Prospectus and Prospectus is hereby replaced in its entirety with the following:

The Fund’s portfolio managers are:

Elaine Zaharis-Nikas—Senior Vice President of the Advisor. Ms. Zaharis-Nikas has been a portfolio manager of the Fund since inception.

Jerry Dorost—Senior Vice President of the Advisor. Mr. Dorost has been a portfolio manager of the Fund since 2022.

Robert Kastoff—Vice President of the Advisor. Mr. Kastoff has been a portfolio manager of the Fund since 2025.

In addition, the section titled “Management of the Fund—Portfolio Managers” of the Fund’s Prospectus is hereby replaced in its entirety with the following:

The Fund’s portfolio managers are:

Elaine Zaharis-Nikas—Ms. Zaharis-Nikas joined the Advisor in 2003 and currently serves as Senior Vice President of the Advisor and is a senior member of the Fixed Income and Preferred Securities investment team. Ms. Zaharis-Nikas is a Chartered Financial Analyst. She is based in New York.

Jerry Dorost—Mr. Dorost joined the Advisor in 2010 and currently serves as Senior Vice President of the Advisor, and a member of the Fixed Income and Preferred Securities investment team. Mr. Dorost is a Chartered Financial Analyst. He is based in New York.

Robert Kastoff—Mr. Kastoff joined the Advisor in 2013 and currently serves as Vice President of the Advisor, and a member of the Fixed Income and Preferred Securities investment team. Mr. Kastoff is a Chartered Financial Analyst. He is based in New York.

The Advisor utilizes a team-based approach in managing the Fund. Ms. Zaharis-Nikas and Messrs. Dorost and Kastoff direct and supervise the execution of the Fund’s investment strategy, and lead and guide the other members of the investment team. All of the Fund’s portfolio managers collaborate with respect to the process for allocating the Fund’s assets among the various sectors and industries.

The SAI contains additional information about the portfolio managers’ compensation, other accounts they manage, and their ownership of securities in the Fund.

In addition, the “Accounts Managed” table of the section titled “Investment Advisory and Other Services—Portfolio Managers” of the Fund’s Statement of Additional Information is hereby revised with respect to the Fund as follows:

	Number of Other Accounts Managed and Assets ($mm) by Account Type
	Registered Investment Companies		Other Pooled Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Preferred Securities and Income SMA Shares*
Elaine Zaharis-Nikas	12	$21,190	14	$2,793	19	$2,944
Jerry Dorost	9	$14,909	13	$2,781	17	$2,462
Robert Kastoff	2	$3,572	5	$834	7	$1,259

*	Other accounts managed data as of October 31, 2024.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

PISHSPRO – 12.12.2024